PURCHASE AND SALE AGREEMENT

     This Purchase Agreement (the "Agreement") is made, entered into and effective the 6th day of April 1999, between and among eNote.Com, Inc, a Delaware corporation having an office at One Lawson, Lane, Third Floor,
Burlington, Vermont 05402 (the "Company"), and Friedlander International Limited, a corporation organized under the laws of the Commonwealth of the Bahamas and having an office at c/o Morning Star Ireland Limited, 132 Custom House Harbour, Dublin 1, Ireland (the "Purchaser"). The parties hereto agree as follows.

     1.  Sale and Purchase of Securities.

     (a) Agreement to Purchase and Sell. The Company agrees to sell to the Purchaser and, in reliance on the representations, warranties and covenants made herein by the Company, the Purchaser agrees to purchase from the Company, 5,000,000 shares of the Company's $.01 par value Convertible Preferred Stock (the "Preferred Stock") and 2,000,000 common stock purchase warrants (the
"Warrants"). The Preferred Stock is more particularly described in the "Certificate Of Powers, Designations, Preferences And Rights" which is attached hereto as Exhibit "A" and the Warrants are more particularly described in the "Common Stock Purchase Warrant" attached hereto as Exhibit "B," both of which are incorporated herein by reference.

(b) Purchase Price of Securities. The purchase price payable by the Purchaser for the securities shall be $5,000,000. Such Purchase Price shall be paid by bank wire transfer upon the Company's delivery to Bear Stearns & Co., or another agent designated in writing by Purchaser, of certificates for the Preferred Stock and Warrants, together with a certificate signed by the President and Secretary of the Company that the Reorganization Agreement attached hereto as Exhibit "C" has been closed and that all conditions precedent to the closing of this Agreement have been satisfied.

(c) Repayment of Debenture. Friedlander Capital Management Corporation, an affiliate of the Purchaser, has previously purchased a $100,000 debenture from certain corporations that will be acquired by the Company. It is hereby agreed that immediately upon Closing, the Purchaser's agent will repay such debenture from the proceeds of this stock purchase and remit the $4,900,000 balance to the Company as full performance of the Purchaser's obligations hereunder.

     2A. Representations and Warranties. To induce the Purchaser to enter into and perform its obligations under this Agreement, the Company hereby represents and warrants to the Purchaser as follows:

     (a) Organization and Existence. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware; it has obtained all licenses and permits and has filed all registrations in all jurisdictions that are necessary to the operation of its present business. The Company is duly qualified as a foreign corporation in all jurisdictions where such qualification is required.

     (b) Authorization and Non-Contravention. The execution and delivery of this Agreement by the Company and the performance of the duties of the Company set forth herein are within the Company's corporate powers, have been duly authorized by all necessary corporate action, have been approved by the Company's Board of Directors, do not require the approval of the Company's stockholders and do not contravene (i) the Company's Certificate of Incorporation or Bylaws or (ii) any statute, rule, regulation or other law or any contractual restriction binding on or affecting the Company, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

     (c) Fully-Paid and Nonassessable Securities. The Preferred Stock and Warrants which will be delivered to the Purchaser pursuant to the terms of this Agreement and the Common Stock issuable to the Purchaser upon conversion of the Preferred Stock and/or exercise of the Warrants will, on delivery in accordance with the terms hereof and thereof, be duly authorized, validly issued, fully paid, nonassessable and free and clear of any and all liens, encumbrances or restrictions, other than the express restrictions on resale described elsewhere herein.

     (d) Enforceability of Obligations. This Agreement is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

     (e) Claims and Litigation. There are no claims, actions or proceedings, pending or threatened, by or against or affecting the Company, including actions before a court, governmental agency or arbitrator, other than those arising or instituted after the date of this Agreement and prior to Closing in which the amount claimed as loss or damage (or if no specific amount is claimed, then the Company's good faith reasonable estimate of the amount that will be claimed) exceeds $20,000 in the aggregate. Furthermore, the Company has no knowledge of any conflict between its rights respecting the tvemail technologies and the rights of others or of the basis for any claim that has not yet been asserted.

     (f) Taxes. The Company has filed all required federal, state and other tax returns and paid any and all income, sales, property or other taxes due pursuant thereto or pursuant to any assessment received by the Company, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. All such tax returns filed by the Company accurately reflect the tax due by the Company for the fiscal periods for which such returns were filed.

     (g) Closing of Reorganization. Prior to the closing of this Agreement, the Company will have held a closing under the Reorganization Agreement attached hereto as Exhibit "C" and will have acquired good and marketable title to all of the Transaction Properties specified therein.

(h) Stock and Records. All outstanding capital stock of the Company was and is properly issued, duly paid and non-assessable, and all books and records of the Company, including but not limited to its minute books, bylaws, and books of account, are accurate and complete; the Company's authorized capital on the date of this Agreement consists of 25,000,000 shares of $0.0l par value common stock and 5,000,000 shares of $0.01 par value preferred stock; after giving effect to the reorganization transactions described herein the Company's outstanding capital stock will consist of not more than 10,000,000 shares of Common Stock which are owned beneficially and of record by not less than 750 holders.

(i) Convertible Securities and Stock Purchase Rights. No shares of the Company's unissued capital stock are reserved for any purpose other than for issuance upon conversion of the Preferred Stock and/or exercise of the Warrants. Except for the common stock issuable upon conversion of the Preferred Stock and/or exercise of the Warrants purchased hereby, there are no outstanding commitments, warrants, options, securities convertible into the Company's stock or other rights to acquire any shares of the Company's capital stock; there are no preemptive or similar rights with respect to the issuance or sale of the Company's capital stock; there is no commitment of the Company to issue or sell any shares of its capital stock; there are no agreements that now or in the future require the Company to repurchase, redeem, retire or otherwise acquire any shares of its capital stock; and there are no agreements (other than agreements designed to require compliance with federal or state securities laws) restricting the transfer of any shares of the Company's capital stock .

     (j) Title to Property. The Company has good and marketable title to all property and assets purported to be owned by it including, without limitation, all of the Intellectual Property and all assets shown in the Company's December 31, 1998 balance sheet, free of all liens, encumbrances, pledges and security interests.

     (k) Investments. The Company has no ownership interest or other investment in any other person, corporation, partnership or other entity.

     (l) Outstanding Guaranties. The Company has no outstanding guaranties or other agreements relating to the debts or liabilities of any other Person.

     (m) SEC Filings. The Company filed a voluntary petition under Chapter 11 of the Bankruptcy Act on February 1, 1989 in the U.S. Bankruptcy Court for the Eastern District of New York (Brooklyn) (Case # 89-10328). On October 16, 1990, the Company's Chapter 11 case was voluntarily converted to a case in Chapter 7 which subsequently closed on November 13, 1996. As a result of the Bankruptcy, the Company was inactive and engaged in no business activities until December 26, 1996 when its corporate charter was restored. On December 31, 1996 the Company filed with the Securities and Exchange Commission an omnibus Annual Report on Form 10-K for the fiscal years ended March 31, 1988 through March 31, 1996, together with quarterly reports for the periods ended June 30 and September 30, 1996. Since December 31, 1996, the Company has filed (i) all forms, reports, statements and other documents required to be filed with (A) the Securities and Exchange Commission ("SEC"), including, without limitation (1) all Annual Reports on Form 10-KSB, (2) all Quarterly Reports on Form 10-QSB, (3) all proxy statements relating to meetings of stockholders (whether annual or special), (4) all Reports on Form 8-K, (5) all other reports or registration statements and (6) all amendments and supplements to all such reports and registration statements (collectively, the "the Company SEC Reports") and (B) any applicable Blue Sky Laws and (ii) all forms, reports, statements and other documents required to be filed with any other applicable federal or state regulatory authorities (all such forms, reports, statements and other documents being referred to herein, collectively, as the "the Company Reports"). The the Company Reports were prepared in all material respects in accordance with the requirements of applicable Law (including, with respect to the the Company SEC Reports, the Securities Act and Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such the Company SEC Reports) and (y) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (n) Survival of Representations and Warranties. The representations and warranties made in sub-paragrraphs (a) through (l) of this Paragraph 2 are true and correct on the date of this Agreement and shall be true and correct on the date of the Closing, (ii) shall survive the sale of Common Stock for a period of three years after the date of the Closing, except to the extent that such representations and warranties are determined to have been untrue as of the date hereof or the date of the Closing because of claims or actions (whether based on alleged violations of securities laws, fraud, preemptive rights or otherwise) by current or former stockholders of the Company based on events which occurred prior to the date of this Agreement. All of such representations and warranties are deemed to be material.

     2B. Affirmative Covenants.

     (a) Designation of Directors. Until the fifth anniversary of the date of this Agreement, or until the Purchaser is the beneficial owner of less than 10% of the issued and outstanding voting securities of the Company, whichever occurs first, the Purchaser shall be entitled to appoint two members of the Corporation's Board of Directors and the Corporation shall promptly take such action as may be required to amend its By-laws to provide that for so long as the Purchaser has a right to appoint two members of the Board of Directors, the total number of members constituting the entire Board of Directors shall not exceed seven.

     (b) SEC Reporting Obligations. For so long as the Company's common stock is registered under the Securities Exchange Act of 1934, as amended, the Company
(i) will file all forms, reports, statements and other documents required to be filed with (A) the Securities and Exchange Commission ("SEC"), including, without limitation (1) all Annual Reports on Form 10-KSB, (2) all Quarterly Reports on Form 10-QSB, (3) all proxy statements relating to meetings of stockholders (whether annual or special), (4) all Reports on Form 8-K, (5) all other reports or registration statements and (6) all amendments and supplements to all such reports and registration statements and (B) any applicable Blue Sky Laws and (ii) all forms, reports, statements and other documents required to be filed with any other applicable federal or state regulatory authorities. The Company Reports shall be prepared in all material respects in accordance with the requirements of applicable Law (including, the Securities Act and Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company Reports) and shall not at the time they are filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (c) Reports to Stockholders. For so long as the Company's common stock is registered under the Securities Exchange Act of 1934, as amended, the Company will hold an annual meeting of shareholders for the election of directors within 180 days after the end of each of the Company's fiscal years and, within 180 days after the end of each of the Company's fiscal years, will provide the Company's shareholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by Rule 14a-3 under the Securities Exchange Act of 1934, as amended, and shall be included in an annual report meeting the requirements of the Rule. Further, the Company agrees to make available to the Company's shareholders in printable form within 60 days after the end of each fiscal quarter of the Company (other than the last fiscal quarter in any fiscal year) reasonably itemized financial statements of the Company and its subsidiaries, if any, for the fiscal quarter just ended and a narrative discussion of such financial statements and the business conducted by the Company and its subsidiaries, if any, during such quarter.

     3. Closing. The Purchaser shall not be obligated to perform its obligations hereunder unless all of the following conditions which the Company is hereby obligated to satisfy and perform shall have been satisfied and performed on or prior to the Closing.

     (a) Authorization. Execution and performance of all terms and conditions hereof by the Company shall have been approved by its Board of Directors and the Company's shareholders, if necessary, in resolutions in a manner satisfactory in form and substance to the Purchaser, and the Company shall have duly executed and delivered this Agreement and stock certificates evidencing the Preferred Stock and Warrants purchased hereunder.

     (b) Performance. The Company shall have delivered to Bear Stearns & Co., or another agent designated in writing by Purchaser, all of the schedules, certificates and other papers required to be delivered on or before the date of this Agreement. None of the Company's representations and warranties set forth in this Agreement or any information contained in any schedule, attachment or exhibit hereto or in any writing delivered to the Purchaser shall be or shall have been discovered by the Purchaser or its attorneys, accountants, employees or other personnel to be untrue or incorrect in any material respect on the date of the Closing.

     (c) Closing Papers. The Company shall have delivered to the Purchaser all of the following: (i) an officers' certificate dated the date of the Closing satisfactory in form and substance to the Purchaser stating that the representations in Paragraph 2 are true and correct as of such date; (ii) certified copies satisfactory in form and substance to the Purchaser of the resolutions described in sub-paragraph 3(a); (iii) certified copies of the Company's articles of incorporation and bylaws, as amended through the Closing, certified by the Company's President as true, accurate, correct and complete;
(iv) an authenticated copy of the Company's Registration Statement on Form S-8 for the securities specified in Section 3(d) below, certified by the Company's President as true, accurate, correct and complete and (v) such other materials as the Purchaser shall reasonably require.

     (d) Certain Expenses. The Company shall pay the fees of Purchaser's legal counsel in connection with the transactions contemplated by this agreement in the amount of $40,000. The first $20,000 of such expenses shall be payable in cash at closing and the $20,000 balance shall be paid through the issuance of 20,000 shares of the Company's common stock at an agreed value of $1 per share. Prior to issuance, such shares shall be registered under the Securities Act of 1933, as amended, by means of a Registration Statement on Form S-8 which may include up to 1,440,000 shares issuable to other employess of and consultants to the Company.

     (e) Waiver. Any Closing condition or covenant specified in this Paragraph 3 may be waived by the Purchaser, provided that no such waiver shall be effective unless it shall be set forth in writing.

     4. Investor Representations; Transfer. The Purchaser represents and warrants that it: (i) is an "accredited investor" as defined under federal securities laws; (ii) has its principal place of business in the Republic of Ireland; (iii) acknowledges and understands that subject to the registration rights provided for elsewhere herein the Preferred Stock and Warrants purchased pursuant hereto are unregistered securities and must be held indefinitely unless subsequently registered under the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws or exemptions from registration are available. The Purchaser further represents and warrants: (i) that the Preferred Stock and Warrants are being acquired by the Purchaser for its own account, (ii) that such acquisition is made without any present intention of reoffering, reselling or distributing such Preferred Stock and Warrants, (iii) prior to making such acquisition, the Purchaser was given unrestricted access to all of the Company's books and records for the purpose of personally examining any such documents as the Purchaser deemed material to his investment decision, (iv) prior to making such acquisition, the Purchaser was given an opportunity to ask questions of and receive answers from the Company's officers, directors, attorneys and accountants respecting any matter which the Purchaser deemed material to its investment decision and all such questions have been answered to the full satisfaction of the Purchaser. The Purchaser further understands that all certificates representing shares of the Preferred Stock and Warrants shall bear the following legend:

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW, AND THEY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND UNDER ALL APPLICABLE STATE SECURITIES LAWS.

     The foregoing restrictions on the transferability of Preferred Stock and Warrants shall cease and terminate (i) when such securities shall have been effectively registered under the Securities Act and all applicable state securities laws, or otherwise disposed of in accordance with the the requirements of the Securities Act, or (ii) the Company shall have received an opinion of counsel reasonably acceptable to the Company to the effect that such restrictions are no longer required in order to ensure compliance of any future transfer with the Securities Act and all applicable state securities laws. Whenever such restrictions shall terminate as to any Preferred Stock, Warrants or Common Stock issued upon the conversion of Preferred Stock or the exercise of Warrants, the holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the legend set forth above.

     5. Notice. All notices, requests, demands and other communications relating to this Agreement shall be in writing, including by facsimile or e-mail, addressed to the address set forth herein or such other address as any party shall notify the other party in writing, and shall be effective, in the case of written notice by mail, upon placement into the mails (first class, postage prepaid), and in the case of notice by facsimile or e-mail, on the day sent.

     6. Other Provisions. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the original parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement shall be governed by the laws of the State of Delaware except to the extent such laws are preempted by federal law. If any of the provisions contained in this Agreement are invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Any provision of this Agreement may be waived by the person entitled to the benefit thereof; provided, no delay or failure on the part of any person in exercising any right hereunder, and no partial or single exercise thereof, shall constitute a waiver of any other rights hereunder. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may only be modified in a writing signed by all the parties hereto. All rights granted in this Agreement to holders of Preferred Stock and Warrants, or common stock issuable upon conversion or exercise thereof, shall inure to and be to the benefit of subsequent holders of such securities until such securities have been registered under the Securities Act or sold pursuant to Rule 144 or any other applicable exemption promulgated under the Securities Act.

     IN WITNESS WHEREOF, the parties have executed this Stock Purchase and Sale Agreement, effective as of the date first above written.





                                          eNote.Com. Inc.
 (Signature of Investor).




 (Name Printed)                           By: John A. Varsames, President




 (Street Address)




 (City, State, Zip)